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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 1998


                                Noel Group, Inc.
                     --------------------------------------
                          (Exact name of registrant as
                            specified in its charter)





  Delaware                           0-19737                   13-2649262
--------------                  -------------------        --------------------
 (State or other jurisdiction    (Commission File             (IRS Employer
     of incorporation)              Number)               Identification No.)



            667 Madison Avenue, New York, New York            10021
          -----------------------------------------        ----------
           (Address of principal executive offices)        (zip code)



       Registrant's Telephone Number, including Area Code: (212) 371-1400
                                                           --------------


                                       N/A
                  ---------------------------------------------
                   (Former name or former address, if changed
                               since last report)
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Item 2. Acquisition or Disposition of Assets.

     On April 30, 1998, Noel Group, Inc. ("Noel") paid a liquidating distribution (the "Distribution") of $0.45 per share to its shareholders of record as of April 22, 1998 (the "Record Date"). The Distribution, which was made from Noel's available liquid resources, was paid in respect of the 20,567,757 shares of common stock, par value $.10 per share, of Noel ("Noel
Common Stock"), issued and outstanding on the Record Date, and totaled approximately $9,255,491.

     The Distribution was made pursuant to the Plan of Complete Liquidation and Dissolution adopted by Noel's Board of Directors on May 21, 1996 and approved by the shareholders at a Special Meeting of Shareholders held on March 19, 1997.

Item 7. Financial Statements and Exhibits.

        (a)     Financial statements of business acquired. Not Applicable.

        (b) Pro forma financial information. No pro forma financial information is required pursuant to Article 11 of Regulation S-X.

        (c )    Exhibits
                --------

               2.1 Plan of Complete Liquidation and Distribution (incorporated by reference to Exhibit A to the Noel Proxy Statement for the Special Meeting of Shareholders on March 19, 1997).

















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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NOEL GROUP, INC.
                                     (Registrant)


Dated:  May 11, 1998                 By:  /s/ Todd K. West
                                          ------------------------------------
                                          Name: Todd K. West
                                          Title: Chief Financial Officer, Vice
                                          President-Finance, Secretary and
                                          Treasurer























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